SEPARATE GUARANTY OF CARVEOUT OBLIGATIONS

Loan No. 73101343

THIS SEPARATE GUARANTY OF CARVEOUT OBLIGATIONS (this “Guaranty”) is made as of the 16th day of March, 2022 (the “Effective Date”), by THE DIXIE GROUP, INC., a Tennessee corporation, whose address is 475 Reed Road, Dalton, GA 30720 (the “Guarantors” whether one or more), in favor of RGA REINSURANCE COMPANY, a Missouri corporation, and its successors and assigns (the “Lender”), whose address is c/o RGA Mortgage Loan Servicing, 16600 Swingley Ridge Road, Chesterfield, Missouri 63017.

For and in consideration of the premises set forth herein, in order to induce Lender to make a loan in the original principal amount of Eleven Million and No/100 Dollars ($11,000,000.00) (the “Loan”) to TDG ADAIRSVILLE, LLC, a Georgia limited liability company (the “Borrower”), which Loan is evidenced by that certain Promissory Note dated of even date herewith (the “Note”) made by Borrower in favor of Lender, as payee thereunder, Guarantors hereby agree as follows:

1.GUARANTEE OF CARVEOUT OBLIGATIONS. In consideration of Lender agreeing to make the Loan, Guarantors hereby irrevocably, absolutely, unconditionally and jointly and severally guarantee the full and prompt payment to Lender of all amounts due or arising from or in connection with the following obligations (the “Carveout Obligations”): (a) the obligation to pay any amounts advanced or expenses incurred by Lender under the Note, the Deed to Secure Debt, Security Agreement and Fixture Filing dated as of the date hereof securing the Note (the “Security Instrument”) or any other instrument executed in connection with or given as security for the Note (the “Loan Documents”) with respect to any of those matters set forth in (i) through (x) below (the “Carveouts”); (b) the obligation to defend and hold Lender harmless from and against any claims, judgments, causes of action or proceedings arising from any of the Carveouts; (c) the obligation to indemnify Lender with respect to any costs, damages, losses, including attorneys’ fees, suffered or incurred by Lender in connection with or arising from any of the Carveouts; and (d) the obligation to repay the entire indebtedness evidenced by the Note, the Security Instrument and other Loan Documents, if Lender’s exculpation of Borrower from personal liability has become void as set forth in the Loan Documents. The Carveouts are:

i.Material written misrepresentation by Borrower with respect to the Loan;

ii.Waste of the property described in the Security Instrument (the “Property”) (which shall include damage, destruction or disrepair of the Property caused by a willful act or grossly negligent omission of Borrower, but shall exclude ordinary wear and tear in the absence of gross negligence);

iii.Misappropriation of tenant security deposits (including proceeds of tenant letters of credit), insurance proceeds or condemnation proceeds with regard to the Property;

iv.Failure to pay ground rent, property taxes, assessments or other lienable impositions with regard to the Property, except to the extent funds for payment of such items were placed and remain in escrow with Lender;

v.Failure to pay to Lender (a) all rents, income and profits collected more than one (1) month in advance, and (b) all rents, income and profits (including any rent for the last month of the lease term under any lease in force at the time of default), received with respect to the Property during any period when there exists a default under the Note or any of the Loan Documents, net of amounts used to pay the reasonable and customary operating and maintenance expenses of the Property;

vi.Removal of fixtures or Personal Property (as defined in the Security Instrument) from the Property, unless replaced in a commercially reasonable manner;

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vii.Any amounts expended by Lender in connection with the foreclosure of the Security Instrument or expenses incurred by Lender in connection with any proceeding brought to enforce the terms of the other Loan Documents following default;

viii.Terminating or amending a lease of the Property in violation of the Loan Documents;

ix.Failure to maintain all insurance as required by the Security Instrument, except to the extent funds for payment of said insurance premiums were placed and remain in escrow with Lender; and

x.Liability of Borrower under the Environmental Indemnity Agreement or the provisions set forth in the Security Instrument pertaining to hazardous materials or toxic substances found in, on or under the Property.

    Guarantors acknowledge that the Loan is made solely for business purposes and that Guarantors will be liable for any deficiency judgment after any foreclosure or trustee’s sale or deed in lieu of foreclosure or trustee’s sale that Lender elects to prosecute or accept, to the extent that liability for the Carveout Obligations have remained unsatisfied. Any such deficiency or any judgment therefor shall bear interest at the Default Rate (as defined in the Note) from and after the date of such foreclosure or trustee’s sale or Lender’s or its affiliate’s acceptance of a deed in lieu thereof until and including the date the deficiency or judgment is paid.

2.INDEMNITY AND HOLD HARMLESS. Guarantors jointly and severally agree to indemnify Lender and hold it harmless, to the extent of Lender’s actual damages and losses, attributable to any circumstance or event constituting a Carveout Obligation. This obligation includes the protection of Lender from, and the defense of Lender against, any and all actions, suits, proceedings, demands, assessments, adjustments, penalties or other assertions of liability arising as a result of or in connection with the Carveout Obligations, and the indemnification of Lender from and against all out-of-pocket costs and expenses sustained by Lender in enforcing this Guaranty, including reasonable attorneys’ fees and expenses.

    3.    CONDITIONAL GUARANTEE OF ENTIRE INDEBTEDNESS. Notwithstanding anything herein to the contrary set forth herein or in any instrument given as security for the Note, Guarantors hereby irrevocably, absolutely, unconditionally and jointly and severally guarantee the full and prompt payment to Lender of the entire indebtedness evidenced by the Note and secured by the Loan Documents in the event of: (a) any fraud or intentional misrepresentation by Borrower, (b) a voluntary transfer or encumbrance of the Property, or any direct or indirect beneficial ownership interest in Borrower, in violation of the Loan Documents; or (c) Borrower’s filing of a voluntary petition for reorganization under Title 11 of the United States Code (or under any other present or future law, domestic or foreign, relating to bankruptcy, insolvency, reorganization proceedings or otherwise similarly affecting the rights of creditors), unless, prior to filing, Borrower offers to enter into Lender’s choice of either an agreement to permit an uncontested foreclosure, or an agreement to deliver a deed in lieu of foreclosure, Lender accepts Borrower’s offer and the agreement is consummated within sixty (60) days of Lender’s acceptance of the offer. After Lender accepts such an offer, default by Borrower in fulfilling the terms of the accepted offer shall trigger personal liability of Borrower for the entire Indebtedness and Guarantors’ guarantee thereof. No such offer shall be conditioned on any payment by Lender, on the release of Borrower or any Guarantor from any other obligation or liability under the Loan Documents, or on any other concession. Guarantors’ personal liability for the Carveout Obligations shall survive foreclosure of the Security Instrument (or Lender’s acquisition of all or any portion of the Property by a deed in lieu of foreclosure).

This Guaranty is not a guarantee of collection, but rather is an irrevocable, absolute and unconditional, continuing guarantee of payment and performance. In this regard, Guarantors hereby acknowledge, consent and agree that the guarantee set forth in this Guaranty may not be revoked as to any present or future advances to or existing or additional liability incurred by Borrower under the terms of
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the Note or any of the Loan Documents. The guarantee set forth in this Section shall terminate when the Note and the indebtedness evidenced thereby has been paid in full.

Guarantors hereby recognize and acknowledge that they will derive substantial economic benefit from the loan from Lender to Borrower in accordance with said Note and Security Instrument and, in consideration therefore, Guarantors have agreed to enter into this Guaranty.

4.REPRESENTATIONS AND WARRANTIES. Guarantors hereby covenant, represent and warrant to Lender as follows:

i.The execution and performance of this Guaranty and all guaranties, indemnities and covenants herein will not result in any breach of, or constitute a default under, any contract, guarantee, document or other instrument to which any of Guarantors is a party or by which any of Guarantors may be bound or affected, and do not and will not violate or contravene any law to which any of Guarantors is subject; nor do any such other instruments impose or contemplate any obligations which are or will be inconsistent with this Guaranty.

ii.No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is necessary in connection with the authorization, execution and delivery of this Guaranty.

iii.This Guaranty has been duly executed and delivered and constitutes the legal, valid and binding obligations of Guarantors, and is enforceable against Guarantors in accordance with its terms.

iv.All financial information furnished by Guarantors to Lender is true, correct and complete in all material respects as of its date and does not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. There has been no material adverse change in the Guarantors’ financial condition since the date of said financial statement.

v.No Guarantor is currently the subject of, nor intends to take any action to become the subject of any bankruptcy court filing, insolvency proceeding, receivership, composition or assignment for the benefit of creditors.

vi.There are no material actions, suits or proceedings pending or, to the best of the knowledge of Guarantors, threatened against or affecting any Guarantor.

5.FINANCIAL REPORTS. On or before March 31 of each year during the term of the Loan, Guarantors shall deliver to Lender, its successors and assigns or authorized servicer, copies of their financial statements. Guarantors shall certify that such statements are true and correct, and are based upon records compiled in conformity with recognized accounting practices. Lender expressly reserves the right to require such a certification by an independent certified public accountant if it has reason to believe that any previously provided financial statement is misleading in any material respect.

6.DEFAULT. A “Default” shall exist under this Guaranty if any of the following events occur:

i.Any Guarantor shall fail to pay any monetary obligation arising under this Guaranty within five (5) business days after written notice and demand by Lender.

ii.Any Guarantor shall fail to perform, observe, or comply with any non-monetary covenant under this Guaranty, other than those specifically identified below in this Section 6, within thirty (30) days after written notice from Lender demanding such performance, observance or compliance.
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iii.Any Guarantor shall file a petition in bankruptcy or for relief from creditors under any present or future law that affords general protection from creditors; or any other person shall file an involuntary petition in bankruptcy against any Guarantor; or the filing of any other action that may result in a composition of debts, provide for the marshaling of assets for the satisfaction of such Guarantor debts, or result in the judicially ordered sale of assets for the purpose of satisfying obligations to creditors (unless a motion for the dismissal of the petition or other action is filed within ten (10) days and results in its dismissal within sixty (60) days of the filing of the petition or other action).

iv.The dissolution, liquidation or winding up of any Guarantor that is not a natural person shall commence, or its legal existence shall cease, or any Guarantor who is a natural person shall die, unless either (A) following the related event, any one or more of the remaining Guarantors have an aggregate net worth equal to or in excess of Guarantors’ aggregate net worth (excluding the value of the Guarantors’ equity in the Property) represented to Lender as of the date hereof (“Guarantor Net Worth Requirement”) and is otherwise acceptable to Lender, or (B) Lender is promptly advised of the event, and Borrower or remaining Guarantors (or the executor of their estate, as applicable) succeed in obtaining a replacement Guarantor acceptable to Lender, in its sole discretion (a “Replacement Guarantor”), within one hundred eighty (180) days of the subject event. If required for the determination of compliance with the Guarantor Net Worth Requirement, Guarantors and any prospective replacement Guarantors shall have the burden of proving their compliance by providing current financial statements. Any Replacement Guarantor shall jointly and severally assume the obligations of the Guarantor under this Guaranty and the Environmental Indemnity Agreement, in a written agreement approved in writing by Lender, so that the other Guarantors and all Replacement Guarantors in the aggregate meet the Guarantor Net Worth Requirement.

7.APPLICATION OF PAYMENTS. All payments with respect to the indebtedness evidenced by the Note received by Lender from Borrower, or any party other than Guarantors, may be applied by Lender to the indebtedness evidenced by the Note and secured by the Loan Documents in such manner and order as Lender desires, in its sole discretion, whether or not such application reduces the liability of Guarantors with respect to the Carveout Obligations. If a foreclosure sale of the Property takes place, the proceeds of the sale (whether received in cash or by credit bid) shall be applied first to reduce that portion of the indebtedness which is not guaranteed under this Guaranty.

8.UNSECURED OBLIGATION. This Guaranty is not secured by any of the Loan Documents securing the Loan.

9.WAIVERS.

9.1SUBROGATION RIGHTS AGAINST BORROWER. Guarantors waive: (a) any right of reimbursement, subrogation, exoneration, contribution, or indemnity from or by Borrower with respect to the satisfaction by Guarantors of any obligation of Borrower; and (b) any “claim,” as that term is defined in the Bankruptcy Code, which Guarantors might now have or hereafter acquire against Borrower by virtue of Guarantors’ performance of any obligation of Borrower. In connection with the waiver set forth in clause (a), Guarantors expressly waive: (i) any and all rights of subrogation to Lender against Borrower; and (ii) any rights to enforce any remedy which Lender may have against Borrower and any right of participation in any collateral for the Loan. In addition, Guarantors hereby subordinate any and all indebtedness of Borrower now or hereafter owed to Guarantors to all indebtedness of Borrower to Lender, and covenant with Lender not to demand or accept any payment of principal or interest on any such indebtedness while any default exists under the terms of any of the Loan Documents.

9.2WAIVER OF JURY TRIAL. ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY IS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVED BY GUARANTORS,
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AND IT IS AGREED BY GUARANTORS THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

9.3MARSHALING OF ASSETS. Guarantors waive any right to cause a marshaling of Borrower’s assets.

9.4HOMESTEAD LAWS AND EXEMPTIONS. Guarantors waive all rights and exemptions under homestead and similar laws.

9.5VALUATION OF COLLATERAL. Guarantors waive any right to assert that the amount paid for the property securing the Note at a lawfully conducted judicial or nonjudicial foreclosure sale is less than the value of the Property.

9.6PROTEST, DEMAND, DISHONOR. Guarantors waive all rights of protest, demand, dishonor, presentment or any other notices or demands which might otherwise be required by any statute or rule of law now or hereafter in effect with respect to this Guaranty or any of the Carveout Obligations.

9.7ADDITIONAL WAIVERS. Guarantors waive: (a) any defense based upon Lender’s election of any remedy; (b) any defense of the statute of limitations; and (c) any defense based on Lender’s failure to disclose any information concerning the financial condition of Borrower or any other circumstances bearing on the ability of Borrower to pay and perform its obligations under the Loan Documents, or Lender’s failure to provide notice of any act or omission by Borrower from which any liability for a Carveout Obligation may have arisen.

10.MISCELLANEOUS.

10.1INDEPENDENCE OF OBLIGATIONS. Guarantors shall be fully and personally liable for the Carveout Obligations, and Lender shall be entitled to maintain an independent action against Guarantors regardless of whether Lender has commenced or completed any action against Borrower or the Property. Guarantors disclaim any status as beneficiaries of any obligation of Lender to Borrower to provide notice of default under the Loan Documents. If Lender has initiated any action against Borrower to enforce the Loan Documents, Lender may join Guarantors or refrain from doing so, at its sole and absolute discretion. The liability of Guarantors under this Guaranty shall be reinstated with respect to any amount at any time paid to Lender by Borrower on account of the Carveout Obligations which shall thereafter be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower or any other Guarantors other than the party against whom Lender has sought to enforce this Guaranty, as though such amount had not been paid. Except as expressly agreed in writing by Lender, Guarantors liability for the Carveout Obligations shall not be released, diminished, impaired, reduced or otherwise affected by: (a) the reconveyance of the interest created by the Security Instrument; (b) the consent by Lender to any transfer of a direct or indirect interest in the Property (whether through sale of the Property, transfers of interests in Borrower, or a change in the form of business organization of Borrower); or (c) any forbearance by Lender to exercise any rights under the Loan Documents, unless those rights are expressly waived or modified in a written instrument duly executed by Lender; provided, however, that any written modification of the Loan that affects the amount of the indebtedness evidenced by the Note may be considered in ascertaining the amount of the indebtedness for purposes of determining the amount of Guarantors’ liability arising under Section 3 of this Guaranty, absent fraud or material written misrepresentation in connection with such a modification.

10.2OFFSETS AND DEFENSES. No liability of Guarantors under this Guaranty shall be released, diminished, impaired, reduced or otherwise affected by any existing or future offset, claim, or defense of Guarantors against Lender. No liability of any Guarantor shall be affected because the liability of any other guarantor is limited, impaired or released by reason of a trustee’s sale or any other agreement is made or remedy is exercised by Lender, whether such limitation, impairment or release results from
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such person also being Borrower or liable by reason of being any entity, natural person or general partner comprising Borrower or otherwise.

10.3    NOTICES. All notices hereunder shall be in writing. All notices to be given hereunder (including, without limitation, notices of sale or default) may be given by any of the following means: (i) personal service; (ii) overnight delivery by a nationally-recognized overnight courier; or (iii) U.S. Mail, postage thereon prepaid, return receipt requested. Written notice shall be deemed effective as follows:(i) if by personal service or overnight delivery, upon delivery or first attempted delivery; and (ii) if by U.S. Mail, three (3) days after deposit in the U.S. Mail. Notices to Guarantors or Lender shall be addressed to the mailing address for the applicable party shown in the caption hereof, and a copy of any notice to Lender shall also be delivered to Lender at 16600 Swingley Ridge Road, Chesterfield, Missouri 63017-1706, “Attention: Global Legal Services.” A copy of any notice to Guarantor shall also be delivered at 832 Georgia Avenue, Chattanooga, Tennessee 37402, “Attention: John Henry”. Each of the parties may hereafter designate a different address for notices hereunder by providing notice of such designation to the other parties pursuant to the procedures set forth above.

10.4ENTIRE GUARANTY AND MODIFICATION. This Guaranty contains the entire agreement of Guarantors relating to the subject matter hereof, and all prior guaranties relative hereto which are not contained herein are hereby terminated. This Guaranty may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by Lender. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall not be effective as to Lender.

10.5COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by PDF shall be effective as delivery of a manually executed counterpart of this Guaranty. The failure of any party hereto to execute this Guaranty shall not relieve the other signatories from their obligations hereunder.

10.6GOVERNING LAW. This Guaranty shall be construed and enforced according to, and governed by, the laws of Georgia without reference to conflicts of laws provisions which, but for this provision, would require the application of the law of any other jurisdiction.

10.7CUMULATIVE REMEDIES. Every right and remedy provided in this Guaranty shall be cumulative of every other right or remedy of Lender whether herein or by law conferred and may be enforced concurrently with any such right or remedy. No acceptance of performance of any Carveout Obligation as to which Guarantors shall be in Default, or waiver of particular or single performance of any obligation or observance of any covenant, shall be construed as a waiver of the obligation or covenant or as a waiver of any other Default then, theretofore or thereafter existing.

10.8SEVERABILITY. In the event that any one or more of the provisions of this Guaranty shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Guaranty shall operate, or would prospectively operate, to invalidate this Guaranty, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Guaranty, and the remaining provisions of this Guaranty shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

10.9SETTLEMENTS. Upon Lender’s request, Guarantors shall participate in good faith and in a commercially reasonable manner in any settlement between Borrower and Lender which includes or may include a deed in lieu of a foreclosure or of a trustee’s sale.

10.10REFERENCE TO PARTICULARS. The scope of a general statement made in this Guaranty shall not be construed as having been reduced through the inclusion of references to particular items that would be included within the statement’s scope. Therefore, unless the relevant provision of this
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Guaranty contains specific language to the contrary, the term “include” shall mean “include, but shall not be limited to” and the term “including” shall mean “including, without limitation.”

10.11ASSIGNMENT. Lender may assign its rights under this Guaranty without notice to any holder of the Note and assignee of Lender’s rights under the Loan Documents.

10.12SURVIVAL. Except as expressly provided herein, all obligations under this Guaranty shall be binding upon Guarantors’ heirs, personal representatives, successors and assigns, and shall survive foreclosure of all or any portion of the Property, delivery and acceptance of a deed to all or any portion of the Property in lieu of foreclosure, and the repayment of the Indebtedness.

10.13COSTS AND EXPENSES. In addition to all other amounts payable by Guarantors hereunder, Guarantors hereby jointly and severally agree to pay to Lender upon demand any and all costs and expenses, including court costs and reasonable attorneys’ fees which Lender may incur in preparing to enforce, or in enforcing the obligations of Guarantors hereunder, whether or not suit or action is filed.

10.14 ATTORNEYS’ FEES. Notwithstanding any provision to the contrary in this Guaranty or any of the other Loan Documents, including any indemnity agreement, whenever Borrower, a Guarantor or other party is obligated in this Guaranty or any of the other Loan Documents, including any indemnity agreement, to pay the legal fees and expenses (however phrased) of Lender or any other party, such obligations shall mean the reasonable legal fees actually incurred by Lender or such other party at the standard hourly rates of Lender’s or such party’s legal counsel and the out-of-pocket expenses actually incurred by Lender or such other party, and not the statutory legal fees specified in O.C.G.A. Section 13-1-11(a)(2) or any other statute. Neither Borrower nor any other such party shall be liable under any circumstances for any additional legal fees or expenses under O.C.G.A. Section 13-1-11(a)(2) or other statute, and to the extent Lender or such other party may be permitted to charge or receive additional legal fees or expenses under O.C.G.A. Section 13-1-11(a)(2) or other statute, Lender and such other party hereby waive such right.

SEE NEXT PAGE FOR SIGNATURES

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IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be duly executed as of the Effective Date.

GUARANTORS:

THE DIXIE GROUP, INC., a Tennessee corporation

By:
Name: Allen L. Danzey
Title: Chief Financial Officer

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